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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  March 27, 1998



                            THE PROVIDENT BANK
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     (Exact name of registrant as specified in its charter)


         Ohio                  333-45369         31-0412725
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



One East Fourth Street
Cincinnati, Ohio                                    45202
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (513) 579-2000
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Item 5.  Other Events.
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Filing of Derived Materials.
---------------------------

     In connection with the offering of the Provident Bank Home Equity Loan Trust 1998-1, Home Equity Loan Asset-Backed Certificates, Series 1998-1 (the "Certificates"), Lehman Brothers Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, as underwriters of the Certificates (the "Underwriters"), have prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although The Provident Bank (the "Company") provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, it did not participate in the preparation of the Derived
Materials. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Derived Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

Incorporation of Certain Documents by Reference
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     Pursuant to Rule  411 of Regulation C  under the Securities Act  of 1933
and  in  reliance  on  MBIA  Insurance  Corporation,   SEC  No-Action  Letter
(September 6, 1996), the Company  will incorporate by reference the financial
statement  of  MBIA   Insurance  Corporation  ("MBIA")  into   the  Company's
registration statement (File No. 333-45369). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1998-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of
their name in such prospectus supplement.   The consent of Coopers &  Lybrand
is attached hereto as Exhibit 23.


Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       The Consent of Coopers & Lybrand.

     99.1      Derived Materials



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PROVIDENT BANK


                              By:   /s/ Kevin Shea
                                  --------------------------
                                  Name:  Kevin M. Shea
                                  Title: Vice President


Dated:  March 26, 1998




                                Exhibit Index
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Exhibit                                                         Page
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  23.            The Consent of Coopers & Lybrand. . . . . . . .  7

  99.1           Derived Materials . . . . . . . . . . . . . . .  8




               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus of Provident Bank Home Equity Loan Trust 1998-1, of our report dated February 3, 1997, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts" in such Prospectus Supplement.



                              \s\  Coopers & Lybrand L.L.P.
                              --------------------------------------
                                   Coopers & Lybrand L.L.P.

New York, New York
March 26, 1998



                                 EXHIBIT 99.1


     In accordance with Rule 311(i) of Regulation S-T, the Derived Materials are being filed on paper pursuant to Form SE.